Future Minimum Time Charter Revenue (Tables)	12 Months Ended
Dec. 31, 2019
Future Minimum Time Charter Revenue
Future Minimum Time Charter Revenue

The future minimum time charter revenue, net of commissions, based on vessels committed to non-cancellable time charter contracts (including fixture recaps) as of December 31, 2019, is as follows:

December 31,
2020	$40,395
2021	31,293
2022	19,405
2023	17,805
2024	9,719
Thereafter	59,798
Total	$178,415